UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2007
IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue
Duluth, Minnesota	55807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (218) 628-2217
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 15, 2007, IKONICS Corporation (the “Company”) reported its revised financial results for the quarter ended March 31, 2007. See the Company’s press release dated May 15, 2007, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 2.02.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibit.

99	Press Release dated May 15, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION
Date: May 16, 2007	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Method
Exhibit	Description	of Filing

99	Press Release dated May 15, 2007	Filed Electronically